UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2010

ACTUATE CORPORATION
(Exact name of registrant specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24607 (Commission File Number)	94-3193197 (I.R.S. Employer Identification No.)

2207 Bridgepointe Parkway, San Mateo, California (Address of principal executive offices)	94404 (Zip Code)
Registrant’s telephone, including area code: (650) 837-2000
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     As previously reported by Actuate Corporation, a Delaware corporation (“Actuate”) in its Current Report on Form 8-K filed on December 9, 2009 with the U.S. Securities and Exchange Commission, Actuate entered into an Acquisition Agreement, dated as of December 8, 2009, with Xenos Group Inc., a corporation existing under the laws of the Province of Ontario, Canada (“Xenos”), pursuant to which Actuate Canada International Corporation, a corporation existing under the laws of the Province of Ontario, Canada and a wholly-owned subsidiary of Actuate (“Offeror”), commenced a take-over bid (the “Offer”) for all of the outstanding common shares of Xenos (the “Common Shares”) at an offer price of CDN $3.50 per Common Share in cash.
     All of the conditions of the Offer were satisfied or waived prior to its expiration and, on February 1, 2010, Actuate took up all of the Common Shares that were validly deposited to the Offer. Thereafter, Offeror acquired 9,546,588 Common Shares, representing approximately 95.2% of the outstanding Common Shares, calculated on a fully-diluted basis, for an aggregate purchase price of CDN $33,134,108. Actuate intends to complete the purchase of the remaining outstanding Common Shares by compulsory acquisition in accordance with Canadian law, after which Actuate will own 100% of Xenos.
     A copy of the press release issued by Actuate and Xenos on February 1, 2010 concerning the transaction is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired.
     The financial information required by this Item 9.01(a) has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.
     (b) Pro forma financial information.
     The financial information required by this Item 9.01(b) has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.
     (d) Exhibits.

Exhibit
Number	Document Description
99.1	Press Release of Actuate Corporation and Xenos Group Inc., dated February 1, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTUATE CORPORATION
Date: February 2, 2010	By:	/s/ Daniel A. Gaudreau
		Name:	Daniel A. Gaudreau
		Title:	Senior Vice President Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Document Description
99.1	Press Release of Actuate Corporation and Xenos Group Inc., dated February 1, 2010